Income taxes	12 Months Ended
Dec. 31, 2023
Income taxes
Income taxes

11.Income taxes

The Group did not incur any material income tax in the periods presented. As of December 31, 2023, deferred tax assets from differences resulting from intangible assets (€0; 2022: €238), trade and other receivables (€317; 2022: €102), borrowings (€0; 2022: €26), lease liabilities (€2,147; 2022: €150), trade and other payables (€24; 2022: €31) and contract liabilities (€0; 2022: €0) have not been recognized as deferred tax assets as no sufficient future taxable profits or offsetting deferred tax liabilities are available. As of December 31, 2023 deferred tax liabilities from temporary differences result mainly from leasehold improvements and equipment and right-of-use assets (€2,398; 2022: €204), other assets (€83; 2022: €0), long-term financial assets (€266; 2022: €266), contract liabilities (€0; 2022: €291) and borrowings (€65; 2022: €86). Deferred tax liabilities are not recognized as there is an excess of deferred tax assets over deferred tax liabilities.

A reconciliation between actual income taxes and the expected tax benefit from the loss before tax multiplied by the Group’s applicable tax rate is presented below for the years ended December 31:

	2023	2022	2021
Loss before tax	(105,935)	(86,002)	(57,521)
Income tax benefit at tax rate of 29.825%	31,595	25,650	17,156
Adjustments of deferred tax assets	(29,533)	(25,022)	(15,850)
Adjustments for local tax rates	0	23	(62)
Non-deductible expenses	(1,940)	(755)	(1,434)
Other	(125)	102	188
Income taxes	(3)	(2)	(2)

In Germany, Affimed has tax losses carried forward of €471.7 million (2022: €372.0 million) for corporate income tax purposes and of €470.6 million (2022: €371.0 million) for trade tax purposes that are available indefinitely for offsetting against future taxable profits of that entity. Restrictions on the utilization of tax losses in case of a change of control of ownership in Affimed were mitigated by the enactment of the Economic Growth Acceleration Act (Wachstumsbeschleunigungsgesetz 2009). According to the provisions of this act unused tax losses of a corporation as of the date of a qualified change in ownership are preserved to the extent they are compensated by an excess of the fair value of equity for tax purposes above its carrying amount of the Group. The maximum amount of tax losses at risk of being lost due to ownership changes is approximately €59 million. Deferred tax assets have not been recognized in respect of any losses carried forward as no sufficient taxable profits of Affimed are expected.